EXHIBIT 10.1


                         COMMON STOCK PURCHASE AGREEMENT


THIS AGREEMENT made this ______________ day of September, 2000.

AMONG:

                  SOFTNET SYSTEMS.,  INC., a corporation incorporated pursuant
                  -----------------------
                  to the laws of the State of Delaware and having an office at 650 Townsend Street, San Francisco, California, 94103

                  (the "Vendor")
                                                               OF THE FIRST PART

AND:

                  CHINA BROADBAND CORP., a corporation incorporated  pursuant to
                  ---------------------
                  the laws of the State of Nevada and having an office at 2080, 440 2nd Avenue S.W., Calgary, Alberta, T2P 5E9

                  (the "Purchaser")
                                                              OF THE SECOND PART

AND:

                  BIG  SKY  NETWORK  CANADA  LTD.,  an   international   company
                  ------------------------------
                  incorporated pursuant to the laws of the British Virgin Islands and having an office at 1404, Building A, Huiyuan International Apartment, Asia Game Village, Andingmen Wai, Beijing, 100101, People's Republic of China

                  (the "Company")
                                                               OF THE THIRD PART

WHEREAS:

         A. Pursuant to a Common Stock Purchase Agreement made the 23rd day of December, 1999 (the "1999 Purchase Agreement"), the Vendor is the registered owner and holder of 50,000 shares (the "Shares") of common stock, par value $1.00 per share, in the capital of the Company, representing 50% (fifty percent) of the issued and outstanding shares of common stock in the capital of the Company; and

         B. The Vendor has agreed to sell the Shares to the Purchaser, and the Purchaser has agreed to purchase the Shares from the Vendor, for the consideration and upon the terms and conditions as set forth herein.

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IN  CONSIDERATION  of the payment of the sum of Ten Dollars ($10.00) now paid by the Purchaser to the Vendor (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) and of the mutual covenants and agreements contained herein, each of the parties covenant and agree with each other as follows:

1.       DEFINITIONS

         In this Agreement:

1.1      "Act" means the United States Securities Act of 1933, as amended.

1.2 "Agreement" means this Agreement and any instrument supplementary or ancillary hereto and includes all schedules attached hereto.

1.3 "Business Day" means a day other than a Saturday, Sunday and any other day which is a legal holiday in the State of California.

1.4 "CBBC (BVI)" means China Broadband (BVI) Corp., an international company incorporated pursuant to the laws of the British Virgin Islands and the wholly owned subsidiary of the Purchaser, which will be the transferee of the Shares hereunder.

1.5 "CBBC Shares" means that number of shares of common stock in the capital of the Purchaser to be issued and allotted to the Vendor as partial payment towards the Purchase Price in accordance with Section 3.2(c) of this Agreement.

1.6 "Closing Date" means the 30th day of September, 2000, or such other date as may be agreed to by the parties.

1.7 "Closing" means the completion of the transactions contemplated herein on the Closing Date.

1.8 "Consents" means any consents, approvals, waivers and releases required for the execution and delivery of this Agreement.

1.9 "Encumbrance" or "Encumbrances" means any mortgage, charge, pledge, hypothecation, security interest, lien, covenant, condition, right, lease, licence, assignment, option or claim or any other encumbrance, title defect or adverse claim of whatever kind or nature, regardless of form, whether or not registered or registrable and whether consensual or arising by law (statutory or otherwise) which may adversely affect either the Purchaser's ownership or possession of the Shares or the Vendor's ownership or possession of the CBBC Shares, as the case may be.

1.10 "Governmental Authority" means any federal, state, provincial, regional, county, municipal, or other government or governmental authority or official, domestic or foreign, and includes any board, bureau, commission, department, administrative agency or regulatory body thereof.

1.11 "Investors' Rights Agreement" means that certain Investors' Rights Agreement entered into as of the 23rd day of December, 1999, between the Vendor and the Company providing for the extension of the registration rights, information rights and other rights as set forth therein by the Company to the Vendor.

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1.12     "Non-Compete  Agreements"  means  collectively  each of the  individual
         Non-Compete Agreements entered into as of April 25, 2000 among the parties hereto and each of China Broadband (BVI) Corp., Matthew Heysel and Daming Yang.

1.13 "person" or "persons" means a natural person, corporation, body corporate, partnership, joint venture, association, trust or an incorporated organization or any trustee, executor, administrator or other legal representative.

1.14 "Press Release" shall have the meaning set forth in Section 12.1 of this Agreement.

1.15 "Provision of Services Agreements" means that one or more agreements entered into by the Vendor and the Company in accordance with Section
         7.3 of the 1999 Purchase Agreement pursuant to which the Vendor agreed to provide services, as designated therein, to enable the Company to fulfill its obligations under the Company's contract with the Shekou China Merchant's Industrial Zone, Ltd. and other subsequent contracts the Company may have entered into from time to time.

1.16 "Purchase Price" shall have the meaning set forth in Section 3.2 of this Agreement.

1.17 "Right of First Refusal, Co-Sale and Voting Agreement" means that Right of First Refusal, Co-Sale and Voting Agreement entered into as of the 23rd day of December, 1999, among the Vendor, the Company and Matthew Heysel, for himself and as attorney-in-fact for Daming Yang, Kai Yang, Wei Yang, Jeff Xue, Dan Xue, Lu Wang, Wallace Nesbitt and Western Capital Corp.

1.18 "Shares" means 50,000 shares of common stock in the capital of the Company.

1.19 "Shekou Joint Venture" means the Shenzhen China Merchants Big Sky Network Co. Ltd. joint venture established pursuant to a co-operative joint venture contract dated September 21, 1999 between China Merchants Shekou Industrial Zone Ltd. and the Company.

1.20 "1999 Purchase Agreement" means that certain Common Stock Purchase Agreement made as of the 23rd day of December, 1999, between the Vendor and the Company, pursuant to which the Vendor acquired the Shares.

2.       INTERPRETATION

2.1 For the purposes of this Agreement, except as otherwise expressly provided:

2.2 All references in this Agreement to designated "Sections" in other subdivisions or Schedules are to the designated sections and other subdivision or Schedules of or attached to this Agreement.

2.3 The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or subdivision.

2.4 The headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

2.5 The singular of any terms includes the plural and vice versa, the use of any term is generally applicable to any gender and whether applicable, a body corporate, the word "or" is not exclusive and the "including" is not limiting whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import is used with reference thereto.

2.6 All references to currency means lawful money of the United States (unless expressed to be in some other currency).

2.7 Any reference to a statute includes the regulations made pursuant thereto, with all amendments made to the statute or regulations and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulations.

2.8 Any reference to a corporate entity includes and is also reference to a corporate entity that is a successor to such corporate entity.

2.9 Where the time for doing an act falls or expires on a day that is not a Business Day, the time for doing such act is extended to the next Business Day.

3.       PURCHASE AND SALE

3.1 The Vendor hereby agrees to sell, transfer and assign to CBBC (BVI) all of its respective right, title and interest in and to the Shares at the time of Closing, free and clear of all Encumbrances, in consideration for payment by the Purchaser to the Vendor of the Purchase Price.

3.2 The "Purchase Price" shall be paid and satisfied by the Purchaser as follows:

         (a) by delivery to the Vendor on or before the Closing Date of a certified cheque or bank draft to or to the order of the Vendor in the amount of $2,500,000. In the event the Closing is not completed as herein contemplated for any reason whatsoever, the said sum of $2,500,000 shall be returned to the Purchaser within two Business Days from the Closing Date, together with interest thereon;

         (b) by delivery to the Vendor on or before the Closing Date of a promissory note, substantially in the form and upon the terms as the promissory note set forth in Schedule "A" attached hereto, providing for the payment to the Vendor no later than September 30, 2001 of $1,500,000 plus reimbursement of the Vendor's expenditures incurred in connection with its support of the Company up to a maximum of $200,000. In the event the Closing is not completed as herein contemplated for any reason whatsoever, the said promissory note shall be terminated within two Business Days from the Closing Date;

         (c) by forgiveness of the debt owing by the Vendor to the Purchaser in the aggregate amount of $423,461 (being the amount owing by the Vendor to the Purchaser as at June 30,
                  2000) plus any and all additional amounts owing by the Vendor to the Purchaser during the period from on and after July 1, 2000 until and including the Closing Date; and

         (d) as to the remaining balance of the Purchase Price, by delivery to the Vendor on or before the Closing Date of such number of shares of the common stock of the Purchaser (the "CBBC Shares") as is equal to the greater of: (i) the amount determined by dividing $8,500,000 by the average closing bid price of the common stock of the Purchaser on NASDAQ OTC over the fifteen (15) trading days prior to the Closing Date; and (ii)

                  1,133,000 shares of common stock of the Purchaser. In the event the Closing is not completed as herein contemplated for any reason whatsoever, the CBBC Shares shall be returned to the Purchaser for cancellation within two Business Days from the Closing Date.

4.       COVENANTS

4.1      The Vendor hereby covenants and agrees as follows:

         (a) subject to applicable federal and state securities rules and regulations, to transfer legal and beneficial title to the Shares to CBBC (BVI), free and clear of all Encumbrances at the time of Closing on the Closing Date;

         (b) to execute and deliver, or arrange to have executed and deli-vered, all documents and instruments which are contemplated to be executed and delivered prior to or at the time of Closing;

         (c) to obtain all necessary Consents of the Vendor entering into the transactions contemplated by this Agreement;

         (d) to cause the resignations of the nominee directors who were designated by the Vendor for election to the Company's board of directors pursuant to Section 5.9 of the 1999 Purchase Agreement; and

         (e) to enter into agreements providing for the termination of each of: (i) the 1999 Purchase Agreement, the Investors' Rights Agreement and the Right of First Refusal, Co-Sale and Voting Agreement; (ii) the Non-Compete Agreements; and (iii) the Provision of Services Agreements.

4.2      The Company hereby covenants and agrees:

         (a) to cause share certificates representing the Shares to be issued to CBBC (BVI) and the minute books and registers of the Company to be updated; and

         (b) to execute and deliver any and all instruments and do all such acts as are required to give effect to this Agreement.

4.3      The Purchaser hereby covenants and agrees:

         (a) to pay the Purchase Price in accordance with Section 3.2 of this Agreement and, in particular, issue the CBBC Shares to the Vendor;

         (b) to forgive all advances made on behalf of the Vendor in connection with the Shekou Joint Venture; and

         (c)      to  execute  and  deliver,  or arrange  to have  executed  and delivered, all documents and instruments which are contemplated to be executed and delivered pursuant to this Agreement.

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

5.       REPRESENTATIONS AND WARRANTIES

5.1 The Vendor hereby represents and warrants to the Purchaser and the Company as representations and warranties that are true as at the date hereof and at the time of Closing as if such representations and warranties were made at such time, that:

         (a) the Vendor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) the Vendor has all requisite corporate power and authority to own its properties and to carry on its business as it is now being conducted or proposed to be conducted and is duly registered or qualified and is in good standing in each of the jurisdictions in which the properties owned, leased or operated by the Vendor or the nature of the business conducted by the Vendor makes such registration or qualification necessary;

         (c) the Vendor has full power, authority and legal capacity to execute and deliver this Agreement and any agreements contemplated hereunder, and the performance by the Vendor of its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby;

         (d) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of any of the terms, conditions or provisions of the constating documents of the Vendor or any agreement or instrument to which Vendor is a party or by which it is bound or constitute a default under any of the foregoing or violate any law, rule, regulation, judgment or decree by which the Vendor is bound, the consequences of which would impair the ability of the Vendor to perform its obligations under this Agreement;

         (e) the Vendor is the registered and beneficial owner of the Shares with good and marketable title thereto, free and clear of any actual or threatened Encumbrance, voting agreement, voting trust, shareholders' agreement or other limitation or restriction of any nature whatsoever and upon the consummation of the transactions contemplated hereby will vest in the Purchaser legal and beneficial title to the Shares free and clear of any or all Encumbrances and any claims of any nature whatsoever including, but not limited to, any claims in the course of insolvency or bankruptcy proceedings against the Vendor which may be asserted against the Purchaser;

         (f) the Vendor is not a party or subject to any agreement, arrangement or otherwise which affects or will affect the right of the Purchaser to own, use or enjoy the benefit of the Shares;

         (g) except for a Consent disclosed herein, no consent, approval, authorization, licence, order or permit of any Governmental Authority, court or arbitrator, and no filing, notice or registration by the Vendor with any Governmental Authority, court or arbitrator is required in order:

                  (i) for the Vendor to incur its obligations pursuant to this Agreement;

                  (ii) for the Vendor to execute and deliver all other agreements, instruments and documents required to be executed and delivered by the Vendor pursuant to this Agreement;

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

                  (iii) for the Vendor to duly observe and perform the provisions, terms and conditions of this Agreement and all other agreements, instruments and documents to be executed and delivered pursuant to this Agreement; and

                  (iv) to render this Agreement and all other agreements, instruments and documents to be executed and delivered pursuant to this Agreement, legal, valid, binding and enforceable in accordance with its and their terms;

         (h) the Vendor will have no indebtedness or liability, due or accruing, contingent or absolute, liquidated or unliquidated, to any person in respect of which the Purchaser may become liable as a result of completing the purchase of the Shares or which by the operation of law or otherwise constitute or become an Encumbrance or material contracts or which could affect the right of the Purchaser to own or enjoy the benefit of the Shares;

         (i) no litigation or administrative or other proceeding or arbitration with or before any Governmental Authority, court or arbitrator or dispute with any Governmental Authority is presently in process, pending or threatened by or on behalf of the Vendor and no state of fact exists which could constitute the basis of any action, suit, claim, condemnation or other litigation or administrative or other proceeding by or on behalf of the Vendor, other than as disclosed herein, which could affect the right of the Purchaser to own, use or enjoy the benefit of the Shares;

         (j) neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any taxes, levies, assessments, duties, fees, deductions or withholdings of any amount relating to it business or the Assets becoming due or payable to any Governmental Authority which could be payable by, charged to or deducted or withheld from the Purchaser or result in an Encumbrance or otherwise affect the right of the Purchaser to own, use or enjoy the benefit of the Shares;

         (k) the Vendor has no information or knowledge of any fact relating to the transactions contemplated hereby or its business or assets which, if known to the Purchaser might reasonably be expected to deter the Purchaser from completing the transactions contemplated herein or which materially and adversely affect the ability of the Vendor to carry out its obligations hereunder;

         (l) the Vendor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect;

         (m) the Vendor understands that the CBBC Shares it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Purchaser in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Act only in certain limited circumstances. In the absence of an effec-tive registration statement covering the CBBC Shares or an available exemption from registration under the Act, the CBBC Shares must be held indefinitely. In this connection, the Vendor represents and warrants that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including, without limitation, the Rule 144 condition that current infor-mation about the Purchaser be available to the public. Without in any way limiting the representations and warranties set forth above, the Vendor further agrees that if the Vendor makes any disposition of all or any portion of the CBBC Shares, not pursuant to Rule 144 or a

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

                  registration statement under the Act covering such proposed disposition in accordance with such registration statement, then the Vendor shall notify the Purchaser of such proposed
                  disposition and   shall  furnish  the  Purchaser  with  a
                  statement of the circumstances surrounding the disposition and, if requested by the Purchaser,the Vendor shall have furnished the Purchaser with an opinion of counsel, reasonably satisfactory to the Purchaser, that such disposition is exempt from registration or qualification requirements. It is agreed that the Purchaser will not require opinions of counsel for transactions made pursuant to Rule 144 or a registration statement except in unusual circumstances;

         (n) the CBBC Shares to be received by the Purchaser will be acquired for investment for the Vendor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Vendor has no present intention of selling, granting any participation in or otherwise distributing the same. The Vendor further represents and warrants that the Vendor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the CBBC Shares;

         (o) it is understood that the certificates evidencing the CBBC Shares may bear one or all of the following legends:

                  (i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                  (ii) any legend required by state securities laws or the securities laws of the jurisdiction where the Vendor is domiciled, incorporated or organized; and

         (p) this Agreement and the agreements contemplated hereunder have been duly authorized, executed and delivered by the Vendor and this Agreement and the agreements contemplated hereunder constitute legal, valid and binding obligations of the Vendor enforceable against the Vendor in accordance with their respective terms.

5.2 The Company hereby represents and warrants to the Vendor and the Purchaser as representations and warranties that are true as at the date hereof and at the time of Closing as if such representations and warranties were made at such time, that:

         (a) the Company is an international business company duly orga-nized, validly existing and in good standing under the laws of the British Virgin Islands;

         (b) the Company has all requisite corporate power and authority to own its properties and to carry on its business as it is now being conducted or proposed to be conducted and is duly registered or qualified and is in good standing in each of the jurisdictions in which the properties owned, leased or operated by the Company or the nature of the business conducted by the Company makes such registration or qualification necessary;

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


         (c) the Company has full power, authority and legal capacity to execute and deliver this Agreement and any agreements contemplated hereunder, and the performance by the Company of its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby; and

         (d) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of any of the terms, conditions or provisions of the constating documents of the Company or any agreement or instrument to which the Company is a party or by which it is bound or constitute a default under any of the foregoing or violate any law, rule, regulation, judgment or decree by which the Company is bound, the consequences of which would impair the ability of the Company to perform its obligations under this Agreement.

5.3 The Purchaser hereby represents and warrants to the Vendor as representations and warranties that are true as at the date hereof and at the time of Closing as if such representations and warranties were made at such time, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished to the Company attached hereto as Schedule A, which exceptions shall be deemed to be representations and warranties as if made hereunder, that:

         (a) the Purchaser is a company duly organized, validly existing and in good standing under the laws of State of Nevada;

         (b) the Purchaser has all requisite corporate power and authority to own its properties and to carry on its business as it is now being conducted or proposed to be conducted and is duly registered or qualified and is in good standing in each of the jurisdictions in which the properties owned, leased or operated by the Purchaser or the nature of the business conducted by the Purchaser makes such registration or qualification necessary;

         (c) the Purchaser has full power, authority and legal capacity to execute and deliver this Agreement and any agreements contemplated hereunder, and the performance by the Purchaser of its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby;

         (d) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of any of the terms, conditions or provisions of the constating documents of the Purchaser or any agreement or instrument to which the Purchaser is a party or by which it is bound or constitute a default under any of the foregoing or violate any law, rule, regulation, judgment or decree by which the Purchaser is bound, the consequences of which would impair the ability of the Purchaser to perform its obligations under this Agreement;

         (e) the authorized capital of the Purchaser consists of 50,000,000 shares of common stock, par value $0.001, of which 18,341,517 shares are currently issued and outstanding and 4,175,000 shares are currently reserved for issuance (other than the CBBC Shares contemplated hereunder);

         (f) the CBBC Shares, when issued and delivered in accordance with terms of this Agreement as partial payment towards the Pur-chase Price, will be duly and validly issued, fully paid, non-assessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the agreements contemplated hereunder and applicable state and federal securities laws. Based upon the representations and warranties of the Vendor under this

                  Agreement, the CBBC Shares, when issued and sold in accordance with the terms of this Agreement as partial payment towards the Purchase Price, will be issued and sold to the Purchaser in compliance with all applicable state and federal securi-ties laws. The issuance, sale and delivery of the CBBC Shares is not subject to any pre-emptive rights of stockholders of the Purchaser or to any right of first refusal or other similar right in favour of any person;

         (g) other than as set forth herein, no person has any agreement or option, present or future, contingent, absolute, or capable of becoming an agreement or option:

                  (i) to require the Purchaser to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Purchaser;

                  (ii) for the issue or allotment of any of the authorized but unissued shares in the capital of the Purchaser;

                  (iii) to require the Purchaser to purchase, redeem, or otherwise acquire any of the issued and outstanding shares in the capital of the Purchaser; or

                  (iv) to purchase or otherwise acquire any shares in the capital of the Purchaser; and

         (h) this Agreement has been duly authorized, executed and delivered by the Purchaser and this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

         (i) Except as set forth in the Schedule of Exceptions, the Purchaser does not own or control, directly or indirectly, any capital stock in any other corporation or similar business entity (a "Subsidiary") nor is the Purchaser a participant in any partnership, joint venture or similar arrangement. The Schedule of Exceptions describes the state or other jurisdiction of incorporation or organization and the percentage ownership interest owned by the Purchaser of each Subsidiary. Each Subsidiary is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation or organization. Each Subsidiary has all requisite power and authority (corporate or otherwise) to own its properties and to carry on its business as it is now being conducted or proposed to be conducted and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing in the jurisdictions in which the properties owned, leased or operated by such Subsidiary or the nature of the business conducted by such Subsidiary makes such qualification necessary and where the failure to so qualify (individually or in the aggregate) would have a material adverse effect on the business, operations, financial condition or prospects of the Purchaser and its Subsidiaries taken as a whole.

         (j) The Purchaser and all of its Subsidiaries own their respective properties and assets, including the properties and assets reflected in the Financial Statements (as defined below), free and clear of all liens, mortgages, loans or encumbrances except liens for current taxes, and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Purchaser's or any of its Subsidiaries' ownership or use of such property or assets. With respect to the property and assets leased by the Purchaser and each of its Subsidiaries, the Purchaser and each of its

                  Subsidiaries are in compliance with such leases and hold valid leasehold interests free and clear of any liens, claims or encumbrances.

         (k) All of the contracts, mortgages, indentures, agreements, instruments and transactions to which the Purchaser or any Subsidiary is a party or by which they are bound (excluding purchase orders made in the ordinary course of business to the Purchaser or any of its Subsidiaries or placed by the
                  Purchaser or any of its Subsidiaries) which involve obligations of, or payments to, the Purchaser or any of its Subsidiaries in excess of Fifty Thousand Dollars ($50,000) ("Material Contracts") and all agreements between the Purchaser or any of its Subsidiaries and any of their respective officer, directors, employees and consultants are valid, binding and in full force and effect in all respects and enforceable by or against the Purchaser or any of its Subsidiaries in accordance with their respective terms in all respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules or laws concerning equitable remedies. Neither the Purchaser nor any Subsidiary is in default under any of such Material Contracts. No other party to any of the Material Contracts has been in the past, nor, to the Purchaser's knowledge, no other party to any of the contracts is currently in material default thereunder.

(l) No consent, approval, authorization, license or order of, registration, qualification, designation, declaration or filing with, or notice to, any governmental entity or any other person is necessary to be obtained, made or given by the Purchaser in connection with the execution and delivery of this Agreement, the performance by the Purchaser of its obligations hereunder, and the consummation of the transactions contemplated hereby.

         (m) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Purchaser or any of its Subsidiaries is required in connection with (i) the execution, delivery and performance of this Agreement, (ii) the issuance, sale and delivery of the CBBC Shares, or (iii) the consummation of the transactions contemplated by this
                  Agreement, except for such post-closing filings required pursuant to applicable foreign and U.S. federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

         (n) There is no action, arbitration, proceeding or investigation pending or threatened against the Purchaser or any Subsidiary or any of their respective officers, directors or, to the Purchaser's knowledge, against any other employees or consultants of the Purchaser or any of its Subsidiaries (or, to the Purchaser's knowledge, any valid basis therefore or threat thereof) which might result, either individually or in the aggregate, in (a) any material adverse change in the business, conditions, affairs, operations or prospects of the Purchaser, any of its Subsidiaries or in any of their respective properties or assets of any shareholder, (b) any material adverse impairment of the right or ability of the company or any of its Subsidiaries to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Purchaser or any of its Subsidiaries or any shareholder. Neither the Purchaser nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Other than as set out in the Schedule of Exceptions, there is no action, suit, arbitration, proceeding or investigation by the Purchaser or any of its Subsidiaries currently pending or which the Purchaser or any Subsidiary currently intends to initiate.

         (o) The Purchaser and each Subsidiary owns or has the right to use the patents, unpatented inventions, trademarks, tradenames, service marks, service names, copyrights, trade secrets, know-how, designs, processes and other intangible assets (collectively, "Proprietary Assets") necessary for the business of the Purchaser and the Subsidiaries free and clear of liens, claims, and encumbrances created outside of the ordinary course of business or identified in the Schedules of Exceptions hereto. Neither the Purchaser nor any Subsidiary is knowingly violating or infringing the rights of others in any patent, unpatented invention, trademark, trade name, servicemark, copyright, trade secret, know-how, design, process or other intangible asset. Neither the Purchaser nor any Subsidiary has received any written communications alleging, nor is it aware, that it (or any of its officers, employees or consultants) has violated or infringed or, by conducting its business as proposed, would violate or infringe, any Proprietary Asset of any other person or entity. To the Purchaser's knowledge, no third party has any ownership, right, title, interest, claim or lien on any of the Purchaser's or any Subsidiary's Proprietary Assets, and each of the Purchaser and its Subsidiaries has taken, and in the future each of the Purchaser and its Subsidiaries will use its best efforts to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons. Except as set forth in the Schedule of Exceptions, neither the Purchaser nor any Subsidiary has granted, and, to the Purchaser's knowledge there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Purchaser or any Subsidiary, nor is the Purchaser or any Subsidiary bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. Except as set forth in the Schedule of Exceptions, neither the Purchaser nor any Subsidiary is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any of its Proprietary Asset or any other property or rights.

         (p)      Financial Statements.

                  (i) The Purchaser has delivered to Investor the following financial statements and notes (collectively, the "Financial Statements"):

                           (a) the unaudited balance sheet of the Purchaser as of the last day of each fiscal year preceding the Closing and the related unaudited statements of operations, changes in stockholder's equity and cash flows of the Purchaser for such fiscal years, together with the notes thereto; and

                           (b) the unaudited balance sheet of the Purchaser as of the end of the fiscal quarter immediately preceding the Closing (the "Unaudited Interim Balance Sheet"), and the related unaudited statements of operations, changes in stockholder's equity and cash flows of the Purchaser for the period from the end of the preceding fiscal year to the end of such fiscal quarter, together with the notes thereto.

                  (ii) All of the Financial Statements are accurate and com-plete in all respects, and the dollar amount of each line item included in the Financial Statements is accurate in all respects. The Financial Statements are in accordance with the books and records of the Purchaser and present fairly the financial position of the Purchaser as of the respective dates thereof and the results of operations of the Purchaser, changes in stockholder's equity and cash flows for the periods covered thereby.

                           The Financial Statements have been prepared in accor-dance with GAAP, applied on a consistent basis throughout the periods covered.

                  (iii) Except as set forth in the Schedule of Exceptions, at the date of the Unaudited Interim Balance Sheet,
                           (i) the Purchaser had no Liabilities of any nature (matured or unmatured, fixed or contingent) required by GAAP to be provided for in the Unaudited Interim Balance Sheet which were not provided for in the Unaudited Interim Balance Sheet, (ii) the Purchaser had no debt, liability or obligation of any nature (matured or unmatured, fixed or contingent) which were not required by GAAP to be provided for in the Unaudited Interim Balance Sheet, (iii) all reserves established by the Purchaser and set forth in the Unaudited Interim Balance Sheet were ade-quate for the purposes for which they were esta-blished,and (iv) there are no assets of the Purchaser or any Subsidiary, the value of which (in the reaso-nable judgment of the Purchaser) is materially overstated in the Unaudited Interim Balance Sheet.

         (q) The Purchaser and each of its Subsidiaries maintain such insurance covering property damage, including environmental, and liability as is reasonably prudent under commercially reasonable business practices. The Purchaser and each of its Subsidiaries have in full force and effect products liability and errors and omissions insurance in amounts customary for companies similarly situated.

         (r) Foreign Corrupt Practices Act. None of the activities or types of conduct below have been or may have been engaged in by the Purchaser or any Subsidiary, either directly or indirectly:

                  (i) Any bribes or kickbacks to government officials or their relatives, or any other payments to such persons, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business; or

                  (ii)     Any  bribes  or  kickbacks  to  persons   other  than
                           government officials, or to relatives of such persons, or any other payments to such persons or their relatives, whether or not legal, to obtain or retain business or to receive favorable treatment with regard to business; or

                  (iii) Any illegal contributions made to any political party political candidate or holder of governmental office; or

                  (iv) Any bank accounts, funds or pools of funds created or maintained without being reflected on the corporate books of account, or as to which the receipts and disbursements therefrom have not been reflected on such books; or

                  (v) Any receipts of disbursements, the actual nature of which has been "disguised" or intentionally mis-recorded on the corporate books of account; or

                  (vi) Fees paid to consultants or commercial agents which exceeded the reasonable value of the services pur-ported to have been rendered; or

                  (vii) Any payments or reimbursements made to personnel of the Purchaser for the purposes of enabling them to expend time or to make contributions or payments of the kind or for the purpose referred to in subparagraphs (a)-(f) above. The

                           Purchaser has not violated the United States Corrupt Foreign Practices Act or any other similar laws, statute, rule or regulation of any country.

6.       CONDITIONS PRECEDENT

6.1 The obligations of the Purchaser to consummate the transactions contemplated herein are subject to the fulfilment and performance of the following conditions on or prior to the Closing Date, each of which is for the exclusive benefit of the Purchaser and may be waived in writing in whole or in part by the Purchaser on or prior to the Closing
         Date:

         (a) the parties shall execute and deliver or cause to be executed and delivered an agreement providing for the termination of each of: (i) the 1999 Purchase Agreement, the Investors' Rights Agreement and the Right of First Refusal, Co-Sale and Voting Agreement; (ii) the Non-Compete Agreements; and (iii) the Provision of Services Agreements;

         (b) each and all of the representations and warranties of the Vendor contained herein shall be true and correct in all material respects as of the Closing Date to the same extent and to the same effect as if made on the Closing Date;

         (c) no injunction or restraining order of a court or administrative tribunal of competent jurisdiction shall be in effect prohibiting the transactions between the parties contemplated hereby and no actions or proceedings shall have been instituted and remain pending before any court or administrative tribunal to restrain or prohibit the transactions between the parties contemplated hereby;

         (d) no event shall have occurred or condition or state of facts of any character shall have arisen or legislation, whether by statute rule, regulation, bylaw or otherwise, shall have been introduced which might reasonably be expected to have a material adverse affect upon the financial condition, results of operations, business or prospects of the operation of the business of the Company; and

         (e) the Vendor shall have performed and complied with all of the covenants and obligations herein to be performed or complied with by it.

6.2 In the event that any of the conditions in Section 6.1 are not fulfilled and performed on or before the Closing Date, or the date stated therein, the Purchaser may rescind this Agreement and abandon the transactions contemplated hereby by notice in writing to the Vendor and, in that event, the Purchaser shall be released from all obligations hereunder, any and all amounts paid to the Vendor or in connection with the completion of the transactions contemplated hereby shall be repaid to the Purchaser except for the amount of Ten Dollars ($10.00), which is non-refundable and was paid to the Vendor in consideration of the Vendor entering into this Agreement.

6.3 The obligations of the Vendor to consummate the transactions contemplated herein are subject to the fulfilment and performance of the following conditions on or prior to the Closing Date, each of which is for the exclusive benefit of the Vendor and may be waived in writing in whole or in part by the Vendor on or prior to the Closing Date:

         (a) the common stock of the Purchaser shall have been traded on the NASDAQ OTC for at least fifteen (15) trading days prior to the Closing Date.

         (b) each and all of the representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the Closing Date to the same extent and to the same effect as if made on the Closing Date;

         (c) no injunction or restraining order of a court or administrative tribunal of competent jurisdiction shall be in effect prohibiting the transactions between the parties contemplated hereby and no actions or proceedings shall have been instituted and remain pending before any court or administrative tribunal to restrain or prohibit the transactions between the parties contemplated hereby;

         (d) no event shall have occurred or condition or state of facts of any character shall have arisen or legislation, whether by statute rule, regulation, bylaw or otherwise, shall have been introduced which might reasonably be expected to have a material adverse affect upon the financial condition, results of operations, business or prospects of the operation of the business of the Purchaser; and

         (e) the Purchaser shall have performed and complied with all of the covenants and obligations herein to be performed or complied with by it.

6.4 In the event that any of the conditions in Section 6.3 are not fulfilled and performed on or before the Closing Date, or the date stated therein, the Vendor may rescind this Agreement and abandon the transactions contemplated hereby by notice in writing to the Purchaser and, in that event, the Vendor shall be released from all obligations hereunder, any and all amounts paid to the Vendor or in connection with the completion of the transactions contemplated hereby shall be repaid to the Purchaser except for the amount of Ten Dollars ($10.00), which is non-refundable and was paid to the Vendor in consideration of the Vendor entering into this Agreement.

7.       CLOSING

7.1 The Closing of this transaction shall take place on the Closing Date at the offices of Koffman Kalef located in Vancouver, British Columbia, or at such other place as may be approved by the parties hereto.

7.2 At or before Closing, each of the parties hereto shall take, or cause to be taken, all actions, steps and corporate proceedings necessary or desirable to validly and effectively approve or authorize the completion of the transactions herein provided for and the Vendor shall deliver or cause to be delivered to the Purchaser:

         (a)      the Shares, duly endorsed for transfer;

         (b)      certified   copy  of  directors   resolution   of  the  Vendor
                  authorizing and approving the transfer of the Shares to the Purchaser;

         (c)      certified   copy  of  directors   resolution  of  the  Company
                  transferring the Shares to the Purchaser;

         (d)      any Consents;

         (e) the resignations of each of the nominee directors of the Vendor from the board of directors of the Company; and

         (f) any and all such further certificates, agreements or documents as reasonably required by the Purchaser to give effect to this Agreement.

7.3      Contemporaneously  with  fulfilment  of  the  foregoing  provisions  of
         Section 7.2 and upon fulfilment of the conditions in favour of the Purchaser that have not been waived in writing as therein provided, the Purchaser shall deliver to the Vendor:

         (a) a certified cheque, bank draft or wire transfer payable to or to the order of the Vendor in the amount of $2,500,000 in accordance with Section 3.2(a) of this Agreement;

         (b) a promissory note, substantially in the form and upon the terms and conditions of the promissory note set forth in Schedule "A" attached hereto, in accordance with Section 3.2(b) of this Agreement;

         (c) copy of certificates, duly legended, representing the CBBC Shares in accordance with Section 3.2(c) of this Agreement;

         (d) certified copy of directors resolution of the Purchaser issuing the CBBC Shares to the Vendor in satisfaction of the Purchase Price; and

         (e) any and all such further certificates, agreements or documents as reasonably required by the Vendor to give effect to this Agreement.

8.       NON COMPETITION

8.1 For a period of two years following the Closing Date and so long as any part of the Purchase Price shall remain unpaid, the Vendor agrees that it will not, without the prior written consent of the Purchaser, either individually or in conjunction with any other person or persons, as principal, agent, partner, co-venturer, shareholder, investor, advisor, consultant, officer, director, employee or otherwise, in any manner whatsoever become engaged in, interested in or concerned with, or be engaged in, interested in or concerned with, or advise, lend money to, guarantee the debts or obligations of, permit its name to be used or employed by, or associated with, or be connected in any manner whatsoever with, any person or persons engaged with, interested in or concerned with a business in those cities set forth in Schedule B hereto which is the same as or similar to or competitive with the business of the Company as presently carried on by it.

9.       CONFIDENTIALITY

9.1 "Confidential Information" means any oral, written or electronic data and information now or hereafter existing relating to the business, products, trade-secrets, know-how and management of the Company or the Purchaser which is treated by the Company and/or the Purchaser as confidential.

9.2      The Vendor hereby agrees:

         (a) between the date hereof and the expiry of two years following the Closing Date, to keep all Confidential Information in strictest confidence and not to disclose or permit disclosure of all or any portion of such Confidential Information to any person or persons, except as otherwise expressly permitted by this Agreement, or with the prior written consent of the Purchaser, which consent may be unreasonably withheld;

         (b) to use all reasonable efforts to ensure the protection of the confidentiality of the Confidential Information of the Company and/or the Purchaser; and

         (c) not to use all or any portion of the Confidential Information of the Company and/or the Purchaser in any way which may be reasonably considered detrimental to the business and/or operations of the Company and/or the Purchaser.

10.      REMEDIES

10.1 It is further understood and agreed that money damages may not be a sufficient remedy for any breach by the Vendor of the provisions of
         Section 9 of this Agreement and that in the event of such breach, the Purchaser shall be entitled to specific performance or injunctive relief as a remedy for any breach. The exercise of any remedy shall not be deemed to be the exclusive remedy for a breach of these provisions, but shall be in addition to all other remedies available at law or equity.

11.      SURVIVAL AND INDEMNITY

11.1 The covenants, representations and warranties contained in this Agreement and given by any of the parties hereto respectively shall survive the Closing of the sale and purchase of the Shares herein provided for and shall survive notwithstanding any investigation made by any party prior to the Closing Date, shall not merge with any deed, conveyance or other transfer, instrument or other agreement giving effect hereto, and shall survive any amalgamation or reorganization or merger entered into by any party and, notwithstanding such Closing and any investigation by or on behalf of any party, and shall continue in full force and effect indefinitely.

11.2 Without prejudice to any other remedy available to the Purchaser at law or in equity, the Vendor does hereby agree, on demand, to indemnify and save harmless the Purchaser from and against all costs, damages, deficiencies, demands, injury, liabilities (whether accrued, actual, contingent or otherwise), losses, claims, judgments, amounts paid in settlement of actions or claims, and expenses (including but not limiting to legal fees and disbursements on a solicitor and his own client basis) and any manner accruing from, arising out of or with respect to or relating to any of the representations, warranties and covenants of the Vendor contained herein being untrue or incorrect or the failure of the Vendor to observe or perform any of its obligations hereunder or as a result of the Purchaser owning and possessing the Shares, as and from the Closing Date.

11.3 Without prejudice to any other remedy available to the Vendor at law or in equity, the Purchaser does hereby agree, on demand, to indemnify and save harmless the Vendor from and against all costs, damages, deficiencies, demands, injury, liabilities (whether accrued, actual, contingent or otherwise), losses, claims, judgments, amounts paid in settlement of actions or claims, and expenses (including but not limiting to legal fees and disbursements on a solicitor and his own client basis) and any manner accruing from, arising out of or with respect to or relating to any of the representations, warranties and covenants of the Purchaser contained herein being untrue or incorrect or the failure of the Purchaser to observe or perform any of its obligations hereunder or as a result of the Vendor owning and possessing the CBBC Shares, as and from the Closing Date

12.      DISCLOSURE/PRESS RELEASES

12.1 Prior to issuing any press release, advertising, publicity or public statement or in any way engaging in any other form of public disclosure that indicates the existence of or terms of this Agreement and/or the agreements contemplated hereunder ("Press Release"), each party hereby agrees to give notice to the other party of its intention to issue a Press Release, deliver a draft copy of the Press Release to the other party and allow the other party an opportunity to comment upon the contents of the draft Press Release within twenty-four (24) hours of receipt by such other party of the draft Press Release. Each party further agrees to use its best efforts to address any comments of the other party received by it within the twenty-four (hour) period during which the other party has had the opportunity to review the proposed Press Release. The obligations of the parties as provided for in this
         Section 12.1 in no way impose upon either party the obligation to receive the prior approval and/or consent of the other party to the issuance and/or dissemination of a Press Release by such party.

13.      GENERAL

13.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares or CBBC Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

13.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within the State of California.

13.3 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto and if to the Vendor, with a copy to Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, CA 94111 (Fax no. 415/395-8095) Attn: Tad Freese and if to the Purchaser and/or the Company, with a copy to Koffman Kalef, 19th Floor, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H4 (Fax no. 604/891-3788) Attn: Bernard Poznanski.

13.4 EXPENSES. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the agreements contemplated hereunder.

13.5 TIME OF THE ESSENCE. Time shall be of the essence in the performance by each party of its respective obligations under this Agreement.

13.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this Section 13.6 shall be binding upon the holder of the Shares purchased under this Agreement at the time outstanding, each future holder of all the Shares and the Company.

13.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.8 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

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

13.9     Counterparts.   This   Agreement   may  be  executed  in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



SOFTNET SYSTEMS, INC.


Per:
      -----------------------------------------------
      Authorized Signatory


CHINA BROADBAND CORP.


Per:
      -----------------------------------------------
      Authorized Signatory



BIG SKY NETWORK CANADA LTD.


Per:
      -----------------------------------------------
      Authorized Signatory

                                  SCHEDULE "A"

                         FORM OF SECURED PROMISSORY NOTE


AMOUNT: $________________                            DUE: September 30, 2001
                                                          ------------------


FOR VALUE RECEIVED China Broadband Corp. (the "Borrower") hereby unconditionally promises to pay to or to the order of Softnet Systems, Inc. (the "Lender") on or before September 30, 2001 at the offices of the Lender located at the date hereof at 650 Townsend Street, San Francisco, California, 94103, the principal amount of o ($o) (the "Principal Amount") plus interest accrued from the date hereof at a rate of 8% per annum.

The Borrower shall be entitled to repay at any time and from time to time all or any part of the Principal Amount then outstanding under this Promissory Note. Such prepayment shall be made by the Borrower to the Lender without premium, penalty or bonus.

The Borrower hereby expressly waives the presentation, demand, protest, notice of default, notice of acceleration and any other notice of any kind hereunder.

Payment of this Promissory Note shall be secured at Lender's cost by all of the assets of the Borrower. Upon reasonable request by Lender, Borrower shall do any and all reasonable acts necessary to assist Lender to perfect such security interest.

The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

         (1) the failure to make any payment of principal, interest or any other amount payable hereunder when due under this Promissory Note or the breach of any other condition or obligation under this Promissory Note, and the continuation of such failure or breach for five (5) days;

         (2) the filing of a petition by or against the Borrower under any pro-vision of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar law relating to bankruptcy, insolvency or other relief for debtors;or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Borrower; or the insolvency of the Borrower; or the making of a general assignment for the benefit of creditors by the Borrower;

         (3) causing China Broadband (BVI) Corp. (CBBC (BVI)), an interna-tional company incorporated pursuant to the laws of the British Virgin islands and a wholly-owned subsidiary of the Borrower, to transfer any of the shares of Big Sky Network Canada Ltd. owned by CBBC (BVI); or

         (4)      the dissolution or liquidation of the Borrower.

Upon the occurrence of any Event of Default, the Lender, at its option, may (i) by notice to the Borrower, declare the unpaid principal amount of this Promissory Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Promissory Note all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind; and (ii) whether or not the actions referred to in clause (i) have been taken, after sixty (60) days from the occurrence of such event, exercise any or all of the Lender's rights and remedies hereunder and proceed to enforce all other rights and remedies available to the Lender under applicable law.

The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Promissory Note, or the protection or preservation of the Lender's rights under this Promissory Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind. The Borrower agrees to make all payments under this Promissory Note without setoff or deduction and regardless of any counterclaim or defence.

No single or partial exercise of any power under this Promissory Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Promissory Note shall operate as a waiver of such right or any other right hereunder.

This Promissory Note shall be binding on the Borrower and his successors, assigns, personal representatives, executors, heirs, and legatees, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Promissory Note and their respective successors and assigns. Neither the Borrower nor the Lender may assign or transfer this Promissory Note or any of his obligations hereunder without the other party's prior written consent.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CALIFORNIA LAW.

The Borrower and the Lender hereby (i) submit to the nonexclusive jurisdiction of the courts of the State of California and the federal courts of the United States sitting in the Northern District of the State of California for the purpose of any action or proceeding arising out of or relating to this Promissory Note, (ii) agree that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waive (to the extent permitted by applicable law) any objection which they now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the grounds that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

THE BORROWER AND LENDER HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PROMISSORY NOTE, OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES. THE BORROWER AND LENDER HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE BORROWER AND LENDER FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PROMISSORY NOTE, OR ANY PROVISION HEREOF.

CHINA BROADBAND CORP.


Per:
      -----------------------------------------------
      Authorized Signatory